Exhibit A is hereby amended and restated in its entirety as follows:

EXHIBIT A

OFFICERS AND DIRECTORS OF PERSONS NAMED IN ITEM 2

EXECUTIVE OFFICERS AND DIRECTORS OF NORIMET LIMITED

Executive Officers of Norimet Limited

Name	Present Principal Occupation	Citizenship

Peter Holodny	President of Norimet Limited	United States
David Gaddes	Managing Director of Base Metal Trading	United Kingdom
Denis Lepetyukha	Managing Director of Precious Metals Trading	Russian Federation

Board of Directors of Norimet Limited

Name	Present Principal Occupation	Citizenship

Victor Sprogis	Deputy General Director of Norilsk Nickel; Chairman of the Board of Directors of Norimet Limited.	Russian Federation
Alexander Popov	Chairman of the Management Board of Rosbank	Russian Federation
David Gaddes	See “Executive Officers of Norimet Limited” above	United Kingdom
Dmitry Glotov	Deputy General Director of Norilsk Nickel	Russian Federation
Marina Nefedova	Head of PGM Sales Department of Norilsk Nickel	Russian Federation
Peter Holodny	See “Executive Officers of Norimet Limited” above	United States

EXECUTIVE OFFICERS AND DIRECTORS OF NN METAL HOLDINGS SA

Executive Officers of NN Metal Holdings SA

Name	Present Principal Occupation	Citizenship

Siegfried Pasqual	Chief Executive Officer of NN Metal Holdings SA; Chairman of the Board of Directors of NN Metal Holdings SA.	Switzerland

Directors of NN Metal Holdings SA

Name	Present Principal Occupation	Citizenship

Siegfried Pasqual	See “Executive Officers of NN Metal Holdings SA” above.	Switzerland
Francine Pellaton	Director of NN Metal Holdings SA	Switzerland
Patrik Meunier	Director of NN Metal Holdings SA	Switzerland

EXECUTIVE OFFICERS AND DIRECTORS OF NORILSK HOLDING SA

Executive Officers of Norilsk Holding SA

Name	Present Principal Occupation	Citizenship

Siegfried Pasqual	Chief Executive Officer of Norilsk Holding SA; Chairman of the Board of Directors of Norilsk Holding SA	Switzerland

Directors of Norilsk Holding SA

Name	Present Principal Occupation	Citizenship

Siegfried Pasqual	See “Executive Officers of Norilsk Holding SA” above.	Switzerland

Francine Pellaton	Attorney, Director of Norilsk Holding SA	Switzerland
Edmonde Golaz	Attorney, Director of Norilsk Holding SA	Switzerland

EXECUTIVE OFFICERS AND DIRECTORS OF MMC NORILSK NICKEL

Executive Officers of MMC Norilsk Nickel

Name	Present Principal Occupation	Citizenship

Mikhail D. Prokhorov	General Director, Member of the Board of Directors and Chairman of the Management Board of Norilsk Nickel	Russian Federation
Maxim V. Finsky	Deputy Chairman of the Management Board, Deputy General Director and Head of the Commerce Division of Norilsk Nickel	Russian Federation
Johnson T. Khagazheev	First Deputy General Director and Member of the Management Board of Norilsk Nickel	Russian Federation
Igor A. Komarov	Deputy Chairman of the Management Board, Deputy General Director and Chief Financial Officer of Norilsk Nickel	Russian Federation
Yuri A. Kotlyar	Deputy Chairman of the Management Board of Norilsk Nickel	Russian Federation
Jokves I. Rozenberg	Deputy Chairman of the Management Board of Norilsk Nickel	Russian Federation
Leonid B. Rozhetskin	Member of the Board of Directors and Deputy Chairman of the Management Board of Norilsk Nickel	United States

Directors of MMC Norilsk Nickel

Name	Present Principal Occupation	Citizenship

Andrey E. Bugrov	Deputy Chairman of the Management Board of ZAO Interros Holding Company	Russian Federation
Guy de Selliers	Member of the Board of Directors of Solvay S.A. and Wimm-Bill-Dann	Belgium
Andrey A. Klishas	General Director of ZAO Interros Holding Company and Chairman of the Board of Norilsk Nickel.	Russian Federation
Vladimir S. Lisin	Chairman of the Board of Directors of OJSC Novolipetskii Metallurgical Combine	Russian Federation
Leonid B. Rozhetskin	See “Executive Officers of MMC Norilsk Nickel” above.	United States
Mikhail D. Prokhorov	See “Executive Officers of MMC Norilsk Nickel” above.	Russian Federation
Ronald Freeman	Honorary Co-Chairman of the International Tax and Investment Centre	United States
Heinz Schimmelbusch	Managing Director of the Safeguard International Fund	Austria